Group Annuity Contract	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Group Annuity Contract

5. Group Annuity Contract

The Plan has entered into a fully benefit-responsive group annuity contract with Principal Life Insurance Company. The traditional investment contract is reflected in the financial statements at contract value as reported to the Plan by Principal Life Insurance Company. There are no reserves against contract value for credit risk of the contract issuer or otherwise.

The crediting interest rate is based on the rate in effect on the date of the deposit and is credited annually on the anniversary date of the deposit. The guaranteed investment contract does not permit the insurance company to terminate the agreement except under certain circumstances outlined in the contract.

This contract meets the fully benefit-responsive investment contract criteria and therefore is reported at contract value. Contract value is the relevant measure for a fully benefit-responsive investment contract because this is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value, as reported to the Plan by Principal, represents contributions made under the contract, plus earnings, less participant withdrawals, and administrative expenses. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value.

The Plan’s ability to receive amounts due is dependent on the issuer’s ability to meet its financial obligations. The issuer’s ability to meet its contractual obligations may be affected by future economic and regulatory developments.